EXHIBIT 55


                            AMENDED AND RESTATED
                        JOINT ACQUISITION STATEMENT
                         PURSUANT TO RULE 13d-1(f)1

          The undersigned acknowledge and agree that the foregoing statement on Schedule 13D, as amended, is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on
Schedule 13D, as amended, shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

DATED:  August 14, 1998

                              GOTHAM PARTNERS, L.P.

                              By:  Section H Partners, L.P.
                                   its general partner

                                   By:  Karenina Corporation,
                                        a general partner of Section H
                                        Partners, L.P.

                                        By:  /s/ William A. Ackman
                                            ------------------------------
                                            William A. Ackman
                                            President

                                   By:  DPB Corporation,
                                        a general partner of Section H
                                        Partners, L.P.

                                        By:  /s/ David P. Berkowitz
                                            ------------------------------
                                            David P. Berkowitz
                                            President


                              GOTHAM PARTNERS II, L.P.

                              By:  Section H Partners, L.P.
                                   its general partner

                                   By:  Karenina Corporation,
                                        a general partner of Section H
                                        Partners, L.P.

                                        By:  /s/ William A. Ackman
                                            ------------------------------
                                            William A. Ackman
                                            President

                                   By:  DPB Corporation,
                                        a general partner of Section H
                                        Partners, L.P.

                                        By:  /s/ David P. Berkowitz
                                            ------------------------------
                                            David P. Berkowitz
                                            President


                              GOTHAM PARTNERS III, L.P.

                              By:  Section H Partners, L.P.,
                                   its general partner

                                   By:  Karenina Corporation,
                                        a general partner of Section H
                                        Partners, L.P.

                                        By:  /s/ William A. Ackman
                                            ------------------------------
                                            William A. Ackman
                                            President

                                   By:  DPB Corporation,
                                        a general partner of Section H
                                        Partners, L.P.

                                        By:  /s/ David P. Berkowitz
                                            ------------------------------
                                            David P. Berkowitz
                                            President


                              GOTHAM INTERNATIONAL ADVISORS, L.L.C.

                              By:   /s/ William A. Ackman
                                   ----------------------------------
                                   William A. Ackman
                                   Senior Managing Member


                              By:   /s/ David P. Berkowitz
                                   ----------------------------------
                                   David P. Berkowitz
                                   Senior Managing Member